SCHEDULE 14A

                     Information Required in Proxy Statement
                                 (Rule.14a-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant {X}
Filed by a Party other than the Registrant { }
Check the appropriate box:

         {X}  Preliminary Proxy Statement
         { }  Confidential,  for Use of the  Commission  Only (as  permitted by Rule 14a-6(e)(2))
         { }  Definitive Proxy Statement
         { }  Definitive Additional Materials
         { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                RMS TITANIC, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)
{X}  No fee required
{ }  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule-0-11: 1
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:

{ }  Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule-0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: -0-
2) Form, Schedule or Registration No.:
3) Filing Party:           Registrant
4) Date Filed:             January 17, 2003

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                                RMS TITANIC, INC.
                               3340 Peachtree Road
                             Atlanta, Georgia 30326



                                                                January __, 2003
Dear Fellow Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of RMS Titanic, Inc. (the "Company"), which will be held at the Marriott Courtyard, 3332 Peachtree Road, NE, Atlanta, Georgia at 8:00 a.m. on Wednesday, February [5], 2003.

     At the meeting the shareholders will vote to ratify the resolution of the Board of Directors for the Company to relinquish the salvor-in-possession status over the RMS TITANIC conferred upon the Company by Court Order of June 7, 1994, and proceed to seek a final salvage award. For the reasons set forth in the proxy statement, your Board of Directors recommends a vote for the company to relinquish its salvor-in-possession status over the RMS TITANIC. If the Company obtains an affirmative vote from the shareholders to relinquish its salvor-in-possession status then the Company will proceed to seek a final salvage award.

     We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented.


                                                                Sincerely yours,

                                                                /s/
                                                                ----------------
                                                                    Arnie Geller
                                                                       President


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                                RMS TITANIC, INC.
                               3340 Peachtree Road
                                   Suite 1225
                             Atlanta, Georgia 30326


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY [5], 2003


     The Special Meeting of Shareholders of RMS TITANIC, INC. (the "Company") will be held at the Marriott Courtyard, 3332 Peachtree Road, Atlanta, Georgia at 8:00 A.M. on Wednesday, February [5], 2003, for the following purposes:

     1. To ratify the resolution of the Board of Directors for the Company to relinquish its salvor-in-possession status over the RMS TITANIC conferred upon the Company by Court Order of June 7, 1994, and proceed to seek a final salvage award.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed December 17, 2002 as the record date for the determination of shareholders entitled to vote at the Special Meeting or any adjournments of the meeting.

                                     By Resolution of the Board of Directors,

                                     /s/
                                     Gerald Couture
                                     Corporate Secretary

January __, 2003

     The matters enumerated above are discussed more fully in the accompanying Proxy Statement. If you do not expect to be present at the meeting and wish your shares of Common Stock to be voted, please sign, date and mail the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

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                                RMS TITANIC, INC.

                                 PROXY STATEMENT


                   MEETING AND PROXY SOLICITATION INFORMATION

                              QUESTIONS AND ANSWERS


Q:   Why did you send me this proxy statement?

A: We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote your shares at the Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and is designed to assist you in voting.

Q:   When is the Meeting and where will it be held?

A: The Meeting will be held on Wednesday, February [5], 2003 at 8:00 A.M., Eastern Time at the Marriott Courtyard, 3332 Peachtree Road NW, Atlanta, Georgia.

Q:   What may I vote on?

A: To ratify and approve the resolution of the Board of Directors for the Company to relinquish its salvor-in-possession status over the RMS TITANIC conferred upon the Company by Court Order of June 7, 1994, and proceed to seek a final salvage award.

Q:   How does the Company's Board recommend I vote on the proposal?

A:   The Board recommends a vote FOR the proposal.

Q:   Who is entitled to vote?

A: Only those who owned Company stock at the close of business on December 17, 2002 (the "Record Date") are entitled to vote at the Meeting.

Q:   How do I vote?

A: You may vote your shares either in person or by proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you


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     return  your  signed  proxy card but do not mark the boxes  showing how you wish to vote, your shares will be voted FOR the proposal. You have the right to revoke your proxy at any time before the meeting by either:

     (1)  notifying the Company's corporate secretary;
     (2)  voting in person; or
     (3)  returning a later-dated proxy card.

Q:   How many shares can vote?

A: We currently believe that as of the Record Date, the Company will have outstanding approximately 18,550,847 shares of common stock, par value $.0001 per share (the "Common Stock") entitled to one vote per share.

Q:   What is a "quorum"?

A: A "quorum" is a majority of the Company's issued and outstanding capital stock. Stockholders may be present at the meeting or represented by duly executed proxies. There must be a quorum for the Meeting to be held and the proposal must receive more than fifty percent of the outstanding shares entitled vote for it to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present and considered part of a quorum but will not be counted in the tally of votes FOR or AGAINST a proposal.

Q:   How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the Meeting other than the proposal described in this proxy statement, if any other business is properly presented at the Meeting, your signed proxy card gives authority to Arnie Geller and Gerald Couture, or either of them, to vote on such matters in their discretion.

Q:   Who will pay for this proxy solicitation?

A: The Company will pay all the costs of soliciting these proxies. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:   If I need further assistance, whom should I contact?

A: Please contact Gerald Couture, Corporate Secretary, RMS Titanic, Inc., 3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326 or by phone at (404) 842-2600.

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                                RMS TITANIC, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                               February [5], 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by the Board of Directors of RMS Titanic, Inc. (the "Company") for use at the Special Meeting of Shareholders, which will be held at 8:00 A.M. Eastern Standard Time on Wednesday, February [5], 2003, at the Marriott Courtyard, 3332 Peachtree Road NE, Atlanta, Georgia, and at any adjournment thereof.

     The Board of Directors is aware that the sole item of business to be considered at the Special Meeting is to ratify the resolution of the Board of Directors for the Company to relinquish its salvor-in-possession status over the RMS TITANIC conferred upon the Company by Court Order of June 7, 1994, and proceed to seek a final salvage award. The Board of Directors knows of no matters to be presented for action at the Special Meeting other than that mentioned above. However, if any other matters properly come before the Special Meeting, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

     The giving of a proxy does not preclude a shareholder from voting in person at the Special Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later-dated proxy to the Secretary of the Company at its executive office at any time prior to voting of the shares represented by the earlier proxy. In addition, shareholders attending the Special Meeting may revoke their proxies by voting at the Special Meeting. All returned proxies that are properly signed and dated will be voted as the shareholder directs.

     Only shareholders of record at the close of business on December 17, 2002 are entitled to vote at the Special Meeting or any adjournment thereof. As of said date, 18,550,847 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), were outstanding and entitled to one vote per share on all matters submitted to shareholders. A list of shareholders will be available for inspection for at least ten days prior to the Special Meeting at the principal executive offices of the Company, 3340 Peachtree Road NE, Suite 1225, Atlanta, Georgia 30326 and at the Special Meeting.

     The holders of a majority of the common stock outstanding and entitled to vote on the record date will constitute a quorum for the Special Meeting.

     The ratification and approval relinquishing the Company's salvage rights shall require a majority of all outstanding shares entitled to vote.

     This proxy solicitation material is being mailed on or about January __, 2003 to shareholders as of the record date with a copy of the Company's Form 10-K of February 28, 2002 and Form 10-Q for the period ended November 30, 2002, which includes financial statements for the respective periods.

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

     Proxies will be voted at the Special Meeting, or any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy card. The holders of a majority of the Common Stock outstanding and entitled to vote on the record date who are present either in person or represented by proxy will constitute a quorum for the Special Meeting.

     If an executed proxy card is returned and the shareholder has voted "abstain" on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

     All of the expense of preparing, printing and mailing this Proxy Statement, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and this Proxy Statement to the beneficial owners of the Company's common stock, will be borne by the Company.

     The executive offices of the Company are located at 3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326 and the Company's telephone number is (404) 842-2600.

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

                                    PROPOSAL

     RATIFICATION   AND   APPROVAL   FOR   THE   COMPANY   TO   RELINQUISH  ITS
     SALVOR-IN-POSSESSION STATUS OVER THE RMS TITANIC, CONFERRED UPON THE COMPANY BY COURT ORDER OF JUNE 7, 1994, AND TO PROCEED TO SEEK A FINAL SALVAGE AWARD

     The United States District Court , Eastern District of Virginia (the "District Court") for raised some concern regarding whether the Board of Director's resolution elinquishing its status as salvor-in-possession over the RMS Titanic required shareholder ratification and approval. In order to resolve the question as to whether the relinquishment of the salvor-in-possession status constitutes a disposition under Section 607.1202 of the Florida General Statutes, the Company volunteered to submit the proposed Board of Director's action to the shareholders in compliance with Section 607.1202. Said section reads as follows:

          607.1202 Sale of assets other than in regular course of business

          (1.) A corporation may sell, lease, exchange, or otherwise dispose of all, or substantially all, of its property (with or without the goodwill), otherwise than in the usual and regular course of business, on the terms and conditions and for the consideration determined by the corporation's board of directors, if the board of directors proposes and its shareholders of record approve the proposed transaction.

          (2.) For a transaction to be authorized:

               (a) The board of directors must recommend the proposed transaction to the shareholders of record unless the board of directors determines that it should make no recommendation because of conflict of interest or other special circumstances and communicates the basis for its determination to the shareholders of record with the submission of the proposed transaction; and

               (b)  The   shareholders   entitled  to  vote  must   approve  the
               transaction As provided in subsection (5).

          ...

          (4.) The corporation shall notify each shareholder of record, whether or not entitle to vote, of the proposed shareholders' meeting in accordance with Section 607.0705. The notice shall also state that the purpose, or one of the purposes, of the meeting is to consider the sale, lease, exchange, or other disposition of all, or substantially all, the property of the corporation, regardless of whether or not the meeting is an annual or a special meeting, and shall contain or be

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          accompanied  by a description  of the  transaction.  Furthermore,  the notice shall contain a clear and concise statement that, if the transaction is effected, shareholders dissenting therefrom are or may be entitled, if they comply with the provisions of this act regarding the rights of dissenting shareholders, to be paid the fair value of their shares and such notice shall be accompanied by a copy of Sections 607.1301,607.1302 and 607.1320.

          (5.) Unless this act, the articles of incorporation, or the board of directors (acting pursuant to subsection (3)) requires a greater vote or a vote by voting groups, the transaction to be authorized shall be approved by a majority of all the votes entitled to be cast on the transaction.

     Although ss. 607.1202 (1.) implies that "consideration" is required and there is no definition as to what constitutes a "disposition" under said section, the Board of Directors was also of the opinion that the shareholders of the Company shall have an opportunity to vote for the approval or ratification of the Board of Directors' resolution surrendering the Company's exclusive salvage rights.

BACKGROUND

     In 1987, the Company through its predecessor-in-interest, Titanic Ventures Limited Partnership ("TVLP"), conducted the first salvage at the wreck site of the RMS TITANIC, approximately 2 1/2 miles beneath the surface of the North Atlantic Ocean. In 1992, the Company, through its predecessor-in-interest, TVLP, appeared before the U.S. District Court for the Eastern District of Virginia ("District Court") to assert salvage and ownership rights to the RMS TITANIC and its cargo. After having heard substantial evidence over several days, the District Court authored and entered an Order on October 13, 1992, which provided that:

     the intervening plaintiff Titanic Ventures is the true, sole and exclusive owner of any items salvaged from the wreck of the defendant vessel and is entitled to all salvage rights; and it is further

     ORDERED that . . . the U.S. Marshall is directed to deliver the artifacts in his custody, per previous court order in this matter, to counsel for Titanic Ventures.

Marex Titanic, Inc. and Titanic Ventures v. The Wrecked and Abandoned Vessel . . ..Civil Action No. 2:92cv618 (U.S. Dist. Ct., E.D.Va., Norf. Div.)(October 13,
1992). The 1992 Opinion and Order of the District Court was subsequently reversed by the Court of Appeals on the grounds that the District Court improperly vacated a voluntary dismissal filed by the plaintiff during the District Court proceedings. Marex Titanic, Inc. v. The Wrecked and Abandoned Vessel, 2 F.3d 544 (4th Cir. 1993).

     With the dismissal of the 1992 case, the Company commenced an in rem action against the RMS TITANIC seeking a salvage and/or finds award. After publication of notice that the District Court would entertain claims against the wreck and her cargo, a single claim was filed by Liverpool & London Steamship Protection

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and Indemnity  Association,  Ltd.  ("Liverpool & London") based upon subrogation rights it had obtained from the payment of certain passenger claims for personal effects and cargo. On June 7, 1994, the District Court entered an Order, based upon representations by Liverpool & London, the sole claimant, and the Company that all matters and controversies between them had been compromised and settled, dismissing the claim of Liverpool & London with prejudice.

     After entry of that Order, the District Court entered another Order on June 7, 1994. This second June 7, 1994 Order contained the same operative language regarding ownership as was contained in the 1992 Order authored by the District Court, and stated, in pertinent part, as follows: the court FINDS AND ORDERS that R.M.S. Titanic, Inc. is the salvor-in-possession of the wreck and wreck site of the R.M.S. Titanic, . . . and that R.M.S. Titanic, Inc. is the true, sole and exclusive owner of any items salvaged from the wreck of the defendant vessel in the past and, so long as R.M.S. Titanic, Inc. remains salvor-in-possession, items salvaged in the future. . . R.M.S. Titanic, Inc. v. The Wrecked and Abandoned Vessel . . . Civil Action No. 2:93cv902 (U.S. Dist. Ct., E.D.Va., Norf. Div.)(June 7, 1994). That Order was never appealed.

     The Company encumbered artifacts, entered into contracts for the exhibition of artifacts and sold coal recovered from the wreck site of the TITANIC, all with the knowledge and approval of the District Court. At the same time, the Company advised the District Court that its business plan was to exhibit the artifacts, rather than sell them. In 1998, the District Court ruled, among other things, that the Company was entitled to exclude third parties from visiting and photographing the wreck site while it continued as salvor-in-possession.

     In 1999, the Court of Appeals reversed the District Court ruling regarding visitation and photography, while affirming jurisdiction. In so doing, and in addressing other issues, the Court of Appeals reviewed the status and content of the case, noting that:

     in 1994, the District Court in the Eastern District of Virginia, exercising constructive in rem jurisdiction over the wreck and wreck site of the Titanic, awarded exclusive salvage rights as well as ownership of recovered artifacts, to the Company, a Florida corporation.

     R.M.S. Titanic, Inc. v. Haver, et al, 171 F. 3d 943, 951 (4th Cir. 1999). The 1999 Opinion went on to review the procedural history in detail, to note that the only claim that was filed in the District Court action was dismissed on June 7, 1994, and to recognize that:

     on the same day, the Court entered a separate order granting the Company not only exclusive salvage rights over the wreck and the wreck site of the Titanic, but also "true, sole and exclusive ownership of any items salvaged from the wreck."

     Id. at 952. The Court of Appeals went on in its 1999 Opinion to review in detail the procedure followed by the District Court and then determined that:

     [t]hese conclusions reached by the District Court about RMST's rights are consistent with salvage law which is part of the jus gentium and we expect that whether RMST had returned property from the Titanic to an admiralty court in England or France or Canada, the court would, by applying the same principles, have reached the same conclusions.

     Id. at 966-67.

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     In July 2000, after reviewing  newspaper  reports and letters received from non-parties indicating that the Company planned to consider sale of the artifacts in order to finance continued recovery at the wreck site, the District Court, on its own initiative, issued an Order directing the Company not to sell the artifacts it had recovered and forbidding the Company from cutting into the wreck or detaching any part of the wreck. Because the District Court ostensibly had the authority to control such disposition as an incident of the Court's control over the Company's activities as salvor-in-possession (rather than any lack of ownership by the Company), and because the Company had no plans to sell artifacts at that time, no action was taken to appeal the Order. However, the Company's business plan changed in 2001 and it began to consider alternatives to exhibition. Pursuant to a prior order of the District Court, the Company filed a Periodic Report on September 17, 2001 discussing such alternatives and appeared before the District Court on September 24, 2001 to present that Periodic Report. Following the September 24, 2001 hearing, the District Court issued an Order on September 26, 2001, which Order was subsequently amended on October 19, 2001. In
these  Orders,   the  District  Court  continued  to  enjoin  the  Company  from transferring title to individual artifacts recovered from the wreck of the TITANIC. Moreover, the District Court enjoined the Company from selling, as a group, all of the artifacts previously recovered from the wreck and all of the artifacts recovered in the future from the wreck, without prior approval of the Court. the Company, in turn, filed a timely appeal of the Orders with the United States Court of Appeals for the Fourth Circuit ("Court of Appeals").

     On April 12, 2002, the Court of Appeals affirmed the Orders of the District Court. R.M.S. Titanic, Inc. v. The Wrecked and Abandoned Vessel, 286 F.3d 194 (4th Cir. 2002). In so ruling, the Court of Appeals reviewed and declared ambiguous the June 7, 1994 Order of the District Court that had awarded ownership to the Company of all items then salvaged from the wreck of the TITANIC as well as all items to be salvaged in the future by the Company so long as the Company remained salvor-in-possession of the TITANIC.

     While the Company noted in its opening brief to the Court of Appeals that it believed the June 7, 1994 order was entered pursuant to the law of finds, the validity of the June 7, 1994 Order and its award of title to the artifacts was not challenged by the Company (or either of the two friend-of-the-court briefs filed by non-parties) and, thus, was not an issue raised on appeal. Indeed, for nearly eight years, the Company relied upon the District Court's June 7, 1994 Order and its award of ownership of the artifacts to the Company. In many ways, the District Court's June 7, 1994 Order and the Court of Appeals' subsequent affirmation of that Order on March 25, 1999 were the pillars upon which the Company was built and its daily business operations conducted. Relying upon the June 7, 1994 Order of the District Court and its award of ownership, as well as the Court of Appeals' March 25, 1999 affirmation of said Order and award, the Company sold shares of company stock based upon representations of artifact ownership made by the District Court and the Court of Appeals, committed significant resources to fund expeditions to the wreck, encumbered the artifacts recovered from the wreck and repeatedly entered into agreements to exhibit the artifacts around the world. Such actions, available only to property owners, provided the Company with the capital necessary to remain in business and to continue to conduct recovery expeditions to the wreck of the TITANIC.

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

     However, acting on its own, the Court of Appeals reviewed the 1994 Order, reinterpreted it to convey only possession, not title, and held that the Company had no title to any artifacts that it had previously recovered from the wreck of the TITANIC nor to any artifacts that it might recover in the future therefrom. Rather, in the eyes of the Court of the Appeals, the Company holds only an ongoing lien of an indeterminate amount in the artifacts it has recovered, a lien that can only be satisfied through periodic salvage awards or a final salvage award upon completion of salvage service by the Company. The Company, in turn, filed a timely request for appeal ("Petition for Certiorari") with the United States Supreme Court ("Supreme Court"), which request was denied on October 7, 2002.

     Having last conducted a salvage expedition to the wreck of the TITANIC in July/August of 2000 and awaiting a ruling from the Supreme Court on its Petition for Certiorari, the Company informed the District Court in a Periodic Report of August 12, 2002 that the Company was in the process of re-evaluating its plans to conduct further salvage of the wreck. Pursuant to those efforts, the Company's Board of Directors met on September 14, 2002 to formally address the issue. At that time, the Board of Directors adopted a Corporate Resolution regarding the Company's involvement in further salvage of the wreck. As the Company indicated to the District Court in a Supplemental Periodic Report of September 24, 2002, pursuant to that Resolution, the Board of Directors resolved that the Company has "complete[d] the salvage service it intends to perform" on the wreck of the TITANIC. R.M.S. Titanic, Inc. v. The Wrecked and Abandoned Vessel . . ., 286 F.3d 194, 208 (4th Cir. 2002). The Board of Directors further resolved that the Company shall voluntarily surrender its status as salvor-in-possession of the wreck of the TITANIC. The Board of Directors also resolved that the Company shall proceed to move this Court for the entry of a full and final salvage award pursuant to the ruling of the United States Court of Appeals for the Fourth Circuit. (The Board of Directors also resolved that, should the United States Supreme Court grant the Company's then-pending Petition for Certiorari and ultimately modify or reverse the ruling of the Court of Appeals, the Company would proceed to perfect its ownership interest in the items recovered from the TITANIC in accordance with the direction of the Supreme Court. However, since, as noted above, the Supreme Court denied the Company's Petition, this resolution was rendered moot.)

     On October 1, 2002, the District Court ordered the Company to appear before it to discuss the Company's intent to relinquish the salvor-in-possession status to the R.M.S. TITANIC conferred upon the Company by Court Order of June 7, 1994. As the Court indicated in its Order it questioned whether, under Florida corporate law, the Company could relinquish such status without shareholder approval. On November 25, 2002, the Company appeared before the District Court as ordered. At that time, the Company informed the Court that it intended to hold a shareholder vote in February 2003, to determine whether the Company would relinquish its salvor-in-possession status.

     As a result of the April 12, 2002 ruling of the Court of Appeals regarding ownership of the artifacts, the above-detailed restrictions on cutting into or detaching any part of the wreck without prior Court approval, the cost of continued salvage efforts and the pending international treaty involving the TITANIC that proposes to make the wreck site of the TITANIC an underwater maritime memorial no longer subject to commercial salvage by the Company or anyone else, the Board of Directors believes that maintenance of salvor-in-possession status is not economically prudent.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL FOR THE COMPANY TO RELINQUISH ITS SALVOR-IN-POSSESSION STATUS OVER THE RMS TITANIC, CONFERRED UPON THE COMPANY BY COURT ORDER OF JUNE 7, 1994, AND TO PROCEED TO SEEK A FINAL SALVAGE AWARD


     o the April 12, 2002 ruling of the Court of Appeals that the Company does not own any of the items that it has salvaged from the wreck of the RMS TITANIC or any of the items that it might salvage from the wreck in the future renders questionable the wisdom of undertaking the substantial cost of future salvage and preservation as the Company can neither guarantee its ability to sell the items it recovers nor guarantee that its salvage award will be enhanced by such future salvage;

     o the District Court's restrictions on cutting into or detaching any part of the wreck without prior Court approval renders questionable the wisdom of undertaking the substantial cost of future salvage and preservation as such restrictions greatly reduce the Company's prospects for diversifying or enhancing a collection and exhibition of artifacts in which it has no guaranteed ownership interest through further salvage;

     o because the wreck of the RMS TITANIC lies in international waters, the Company can offer no assurances that a court of any foreign nation will recognize , honor or enforce the District Court's June 7, 1994 Order giving the Company exclusive salvage rights if a third party were to salvage the wreck of the RMS TITANIC;

     o the fact that there is a pending international treaty that purports to divest the Company of its salvage rights to the RMS TITANIC renders questionable the wisdom of undertaking the substantial cost of future salvage and preservation as the Company already has a representative sample of the items available for salvage and is highly unlikely to diversify or enhance its collection and exhibition of artifacts through further salvage in the limited areas in which it is permitted to salvage by the District Court.

NO  DISSENTING RIGHTS

     Section 607.1302(4) provides that the Company is not subject to dissenting rights. Section 607.1302 reads as follows:

          607.1302. Right of shareholders to dissent

          4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.


     The Company's shares are designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. Therefore, no shareholder of the Company has any dissenting rights under Section 607.1302.

     THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION AND APPROVAL FOR THE COMPANY TO RELINQUISH ITS SALVOR-IN-POSSESSION STATUS OVER THE RMS TITANIC, CONFERRED UPON THE COMPANY BY COURT ORDER OF JUNE 7, 1994, AND TO PROCEED TO SEEK A FINAL SALVAGE AWARD

                                  MISCELLANEOUS

Other Matters

     If any other matters properly come before the meeting, it is the intention of the proxy holders, identified in the proxy card, to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law. The Company does not have notice of any such matters.

Cost of Soliciting Proxies

     The expenses of preparing and mailing the Notice of Special Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph, and facsimile. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's common stock and such persons will be reimbursed by the Company for their expenses incurred in so doing.

Annual Reports and Forms 10-K

     The Company will provide to any stockholder, upon the written request of any such person, an additional copy of the Company's Annual Report on Form 10-K, including the financial statements and the schedules attached to the Company's Annual Report, for its fiscal recent year ended February 28, 2002, as filed with the SEC pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. All such requests should be directed to Gerald Couture, Secretary, RMS Titanic, Inc., 3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326. No charge will be made for copies of such reports , however a reasonable charge for the exhibits will be made.


                                             By Order of the Board of Directors,

                                                              /s/ Gerald Couture
                                                           ---------------------
                                                                 Gerald Couture,
                                                             Corporate Secretary
Atlanta, Georgia
January  17, 2003

                                RMS Titanic, Inc.
                         3340 Peachtree Road, Suite 1225
                             Atlanta, Georgia 30326

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Arnie Geller or Gerald Couture or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of common stock of RMS Titanic, Inc. held of record by the undersigned on December 17, 2002, at the Special meeting of stockholders to be held on February [5], 2003 any adjournment thereof.


     RATIFICATION AND APPROVAL FOR THE COMPANY TO RELINQUISH ITS SALVOR-IN-POSSESSION STATUS OVER THE RMS TITANIC, CONFERRED UPON THE COMPANY BY COURT ORDER OF JUNE 7, 1994, AND TO PROCEED TO SEEK A FINAL SALVAGE AWARD

          { } FOR                    { } AGAINST                { } ABSTAIN


                   (Continued and to be signed on other side)

                   (Continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     { } Please check if you plan to attend the meeting.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          Dated:  ________________________, 2003


                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                         Print Name

    -----------------------------------      -----------------------------------
       Signatures if held jointly

    -----------------------------------      -----------------------------------
              Print Names

     (PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.)